                         SCHEDULE 14A INFORMATION

                              (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                          (Amendment No.    )
                                         ---

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                        FOREVER ENTERPRISES, INC.
                   (F/K/A LINCOLN HERITAGE CORPORATION)
             (Name of Registrant as Specified in its Charter)

                              Not Applicable

      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No Fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11

        1) Title of each class of securities to which transaction applies:
        2)   Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)   Proposed maximum aggregate value of transaction:
        5)   Total Fee paid:

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:
        2)   Form, Schedule or Registration Statement No.:
        3)   Filing Party:
        4)   Date Filed:

                                     August 11, 2000


Dear Shareholder:


        I cordially invite you to attend a special meeting of the shareholders of Forever Enterprises, Inc., a Texas corporation, to be held at 10:00 a.m. Central Time on Thursday, August 31, 2000, at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105. The Notice of Special Meeting of Shareholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the special meeting.


        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. If you attend the special meeting, you may withdraw your proxy and vote in person if you wish. Your vote is important regardless of the number of shares you own.

                                 Sincerely,


                                 ----------------------------------------
                                 Brent D. Cassity
                                 Chief Executive Officer

                      FOREVER ENTERPRISES, INC.
                         10 SOUTH BRENTWOOD
                     ST. LOUIS, MISSOURI 63105
                           (314) 726-3371


              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                TO BE HELD THURSDAY, AUGUST 31, 2000



To Our Shareholders:


        We are contacting you to notify you that a special meeting of shareholders of Forever Enterprises, Inc., a Texas corporation, will be held at 10:00 a.m. Central Time on Thursday, August 31, 2000, at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105 for the following purposes:


        1. To adopt a proposal to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock to 30,000,000; and

        2. To transact any other business that is properly brought before the special meeting or any adjournment or postponement of the special meeting.

        Your board of directors has fixed the close of business on July 31, 2000 as the record date to determine the shareholders who are entitled to notice of, and to vote at, the special meeting. Please read carefully the accompanying proxy statement. The proxy statement describes the amendment to our Amended and Restated Articles of Incorporation. The proxy statement and its annex are deemed incorporated by reference in and form a part of this Notice.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME BEFORE THE PROXY HAS BEEN VOTED AT THE SPECIAL MEETING. IF YOU SIGN AND SEND IN YOUR PROXY CARD AND DO NOT INDICATE HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS CONSIDERED AT THE SPECIAL MEETING.

                                     By Order of the Board of Directors,


                                     Howard A. Wittner
August 11, 2000                      Secretary

                        FOREVER ENTERPRISES, INC.
                          10 SOUTH BRENTWOOD
                       ST. LOUIS, MISSOURI 63105
                             (314) 726-3371

                            PROXY STATEMENT


               FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                   HELD ON THURSDAY, AUGUST 31, 2000

              APPROXIMATE DATE OF MAILING: AUGUST 11, 2000


                                GENERAL


        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Forever Enterprises, Inc., a Texas corporation, for use at the special meeting of shareholders to be held on Thursday, August 31, 2000 at 10:00 a.m., local time, at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105 and any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of special meeting of shareholders.


        All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the amendment to our Amended and Restated Articles of Incorporation as proposed by our board of directors. A shareholder who executes a proxy may revoke it at any time before it is exercised by delivering to us another proxy bearing a later date, by submitting written notice of such revocation to our corporate secretary or by personally appearing at the special meeting and casting a contrary vote.


        This proxy statement, the notice of special meeting and the accompanying proxy were first mailed to the holders of our common stock on or about August 11, 2000. We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.



          PROPOSAL I: AMENDMENT TO OUR AMENDED AND RESTATED
         ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED
                  NUMBER OF COMMON STOCK TO 30,000,000


        On July 7, 2000, our board of directors adopted resolutions amending, subject to shareholder approval at the special meeting,
Article IV of our Amended and Restated Articles of Incorporation to increase our authorized number of shares of common stock from 10,000,000 shares to 30,000,000 shares. A copy of the amendment is attached to this proxy statement as Annex A.
                        -------

BACKGROUND OF THE AMENDMENT; REASONS FOR THE AMENDMENT

        Your board of directors believes it is desirable to have the additional authorized shares of common stock available for possible future acquisitions, financing transactions and other general corporate purposes. Although we currently do not have any plans to issue any additional shares of our capital stock, we expect that, in particular, we will have future opportunities to acquire cemetary properties at favorable valuations. Upon approval of the proposed amendment to our Amended and Restated Articles of Incorporation by the requisite vote of our shareholders at the special meeting, such amendment will become effective when the Certificate of Amendment to our Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Texas.


        As of July 31, 2000, (i) 6,933,359 shares of our common stock were issued and outstanding, (ii) 1,200,000 shares of our common stock were reserved for issuance pursuant to our stock incentive plan
(which number is inclusive of 1,186,263 options that were outstanding pursuant to such plan as of July 31, 2000), and (iii) 1,866,641 shares of our common stock were authorized, unissued and unreserved.

        If the number of authorized shares is not increased as proposed, as of July 31, 2000, we could only issue, in the aggregate, the 1,866,641 shares of our common stock currently remaining available for issuance, but unreserved. The calling of a meeting of our shareholders would be required to authorize the issuance of any additional shares of our common stock. Such a procedure is cumbersome, and the delay inherent therewith could restrict us from taking prompt advantage of acquisition opportunities or favorable market conditions.


        The board believes, therefore, that it is desirable to increase the number of authorized shares of our common stock to 30,000,000 so that we will not be restricted in ability to make acquisitions or other transactions by means of the issuance of common stock or to take advantage of favorable opportunities.

        It should be noted that any issuance of additional shares of our common stock could be disadvantageous to existing shareholders because such issuance might serve to dilute their percentage interest in the company. Holders of our common stock do not have preemptive rights to purchase any additional shares of our common stock that may be issued. We would not be required to obtain shareholder approval to issue authorized but unissued shares of our common stock, unless required to do so by applicable law or the rules of any stock exchange on which our shares may be listed.

        The authorized but unissued shares of our common stock also could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of Forever Enterprise. For example, the shares could be privately placed with purchasers who might support the board of directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of our Amended and Restated Articles of Incorporation. To the extent that it impedes any such attempts, the issuance of shares following the amendment may serve to perpetuate existing management.

        The additional authorized shares of our common stock would have the same rights and privileges as the shares of our common stock presently authorized and/or outstanding. The amendment does not alter our present ability to issue up to 1,000,000 shares of preferred stock with $0.01 par value per share in such series and with such special rights (including voting rights), preferences, restrictions, qualifications and limitations as our board of directors may designate.

REQUIRED VOTE

        Pursuant to Section 4.02 of the Texas Business Corporation Act, approval of the amendment to our Amended and Restated Articles of Incorporation requires the affirmative vote of the holders of at least two-thirds of the shares of our common stock outstanding as of July 31, 2000, present in person or by proxy at a shareholder meeting duly called and held.

RECOMMENDATION OF THE BOARD

        OUR BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF FOREVER ENTERPRISES AND OUR SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDMENT.

            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


        Only shareholders of record at the close of business on July 31, 2000 are entitled to notice of, and to vote at, the special meeting. On such date, there were 6,933,359 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted upon at the special meeting.


        The following table sets forth certain information regarding the beneficial ownership, as of July 31, 2000, of our outstanding common stock by: (a) each person known by us to be a beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the executive officers of our company; and (d) all directors and executive officers of the company as a group.


    NAME AND ADDRESS                               NUMBER OF SHARES        PERCENT
   OF BENEFICIAL OWNER                          BENEFICIALLY OWNED<F1>      OWNED
   -------------------                          ----------------------     -------
Howard A. Wittner<F2>
   7700 Bonhomme, Suite 400
   Clayton, Missouri 63105                            6,501,000             92.4%

Brent D. Cassity<F2><F5>
   10 S. Brentwood, Suite 340
   Clayton, Missouri 63105                                5,937<F3>         <F4>

J. Tyler Cassity<F5>                                      5,937<F3>         <F4>

Randall K. Sutton                                        18,000<F6>         <F4>

Paul J. Gallant                                             200             <F4>

Oliver C. Boileau, Jr.                                       --               --

All executive officers and directors
   (6 persons)                                        6,517,874             92.5%


-------------

<F1>    Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 6,933,359 shares of common stock that were issued and outstanding as of July 31, 2000, plus, with respect to each individual and all directors and executive officers as a group, the number of shares subject to options that are exercisable currently or within 60 days of July 31, 2000.

<F2>    Of such shares: 6,400,000 are held of record by National Heritage
        Enterprises, Inc., which is wholly owned by the RBT Trust II, dated September 28, 1990, of which Mr. Wittner is the trustee and has sole voting and investment power; 1,000 shares reported are held by the H&A Partnership, of which Mr. Wittner is a partner; and 100,000 shares are subject to options exercisable currently or within 60 days after July 31, 2000. Mr. Wittner disclaims beneficial ownership of the 500 shares ascribed to his partner. Brent D. Cassity currently serves as president of National Heritage.

<F3>    Presents shares subject to options exercisable currently or within 60 days after July 31, 2000.

<F4>    Less than one percent.

<F5>    Mr. Cassity is a one-third beneficiary of the RBT Trust II.
        Mr. Cassity does not have voting or investment power with respect to such shares.

<F6>    Includes 5,000 shares subject to options exercisable currently or within 60 days after July 31, 2000.

                     PROPOSALS OF SHAREHOLDERS

        Under applicable regulations of the Securities and Exchange Commission, all proposals you may want to be considered for inclusion in the proxy statement for our 2001 annual meeting of shareholders must have been received at our executive offices, c/o corporate secretary, 10
S. Brentwood, Suite 340, Clayton, Missouri 63105, by no later than December 19, 2000. Our by-laws provide that shareholder proposals, including nominations of directors, that do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by our corporate secretary not less than 60 days and not more than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 10th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the company.

        Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on our corporate books, and of such beneficial owner, and (ii) the class and number of shares of our stock that are owned beneficially and of record by such shareholder and such beneficial owner.

                        DISCRETIONARY VOTING

        At the special meeting, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which we were provided notice after July 31, 2000.

                           OTHER MATTERS

        As of the date of this proxy statement, our board of directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the annual meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby in accordance with their judgment as to the best interest of our company on such matters.

                                    By Order of the Board of Directors,

                                    Howard A. Wittner
                                    Secretary


August 11, 2000

                                                                ANNEX A
                                                                -------

                         ARTICLES OF AMENDMENT
                                 OF THE
                          AMENDED AND RESTATED
                       ARTICLES OF INCORPORATION
                                   OF
                       FOREVER ENTERPRISES, INC.

                             --------------

                      PURSUANT TO SECTION 4.04 OF
                   THE TEXAS BUSINESS CORPORATION ACT


        Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

        (1)  The name of the corporation is:  Forever Enterprises, Inc.

        (2) Article IV, Section 4.1(1) of the Articles of Incorporation is hereby amended so as to read as follows: "Thirty Million
(30,000,000) shares of Common Stock having a par value of One Cent ($0.01) per share ("Common Stock"); and"


        (3)  The date of adoption of the amendment is:  August 31, 2000.


        (4) a) The amendment was approved by shareholders and the number of shares outstanding and the number of shares entitled to vote are as follows:

             Class         Number Outstanding       Number Entitled To Vote
             -----         ------------------       -----------------------


             Common        6,933,359                6,933,359


             b) The number of shares that voted for and against the amendment are as follows:

             Class         Number Voted For         Number Voted Against
             -----         ----------------         --------------------

             Common
                           --------                 ----------


Date
     -------------------------
                                               FOREVER ENTERPRISES, INC.



                                               By:
                                                  -------------------------
                                                    Brent D. Cassity,
                                                    Chief Executive Officer

                       FOREVER ENTERPRISES, INC.
               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            AUGUST 31, 2000




        The undersigned hereby appoints Brent D. Cassity and Howard A. Wittner, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of common stock, $0.01 par value, of Forever Enterprises, Inc. (the "Company") that the undersigned signatory hereof is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the law offices of Wittner, Poger, Spewak, Maylack and Spooner, P.C., 7700 Bonhomme Avenue, Suite 400, St. Louis, Missouri 63105, on Thursday, August 31, 2000, at 10:00 a.m., and all adjournments or postponements thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.


1. A proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of common stock of the Company to 30,000,000.

        / /  FOR              / /  AGAINST              / /  ABSTAIN


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE MATTER LISTED IN PROPOSAL 1.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE MATTER SET FORTH IN PROPOSAL NO. 1 ABOVE.

DATED:                              , 2000
       -----------------------------


                                 -----------------------------------
                                             Signature

                                 -----------------------------------
                                     Signature, if held jointly

                                 Please sign exactly as name appears
                                 on this Proxy Card. When shares are
                                 held by joint tenants, both should
                                 sign.  When signing as attorney-in-
                                 fact, executor, administrator,
                                 personal representative, trustee or
                                 guardian, please give full title as
                                 such.  If a corporation, please sign
                                 in full corporate name by President
                                 or other authorized officer.  If a
                                 partnership, please sign in
                                 partnership name by authorized
                                 person.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.